Prepared for WESCO Investor Day 2011. The information contained herein is confidential in nature and considered proprietary to WESCO. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO. The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2013 Earnings Webcast Presentation July 25, 2013

2 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2013 Earnings Webcast 7/25/2013 Safe Harbor Statement Note: All statements made herein that are not historical facts should be considered as “forward- looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to: adverse conditions in the global economy; increase in competition; debt levels, terms, financial market conditions or interest rate fluctuations; risks related to acquisitions, including the integration of EECOL; disruptions in operations or information technology systems; expansion of business activities; litigation, contingencies or claims; product, labor or other cost fluctuations; and other factors described in detail in the Form 10-K for WESCO International, Inc. for the year ended December 31, 2012 and any subsequent filings with the Securities & Exchange Commission. Any numerical or other representations in this presentation do not represent guidance by management and should not be construed as such. The following presentation includes a discussion of certain non-GAAP financial measures. Information required by Regulation G with respect to such non-GAAP financial measures can be obtained via WESCO’s website, www.wesco.com.

3 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2013 Earnings Webcast 7/25/2013 Q2 2013 Highlights • Sales of $1.89 billion, up 13.2% YOY − Achieved record quarterly sales − 14.6 points from acquisitions; EECOL sales of $214 million − (1.2) points organic • Gross margin 20.7%, up 60 bps YOY − Core gross margin declined 30 basis points YOY • SG&A 14.0% of sales, up 20 bps YOY − Core SG&A expenses down $3 million YOY • Operating margin 5.8%, up 10 bps YOY • Net income of $65.3 million, up 10.9% YOY • EPS of $1.25, up 8.7% YOY − EECOL contributed approximately $0.19 of EPS accretion • Free cash flow of $33.6 million, 51.5% of net income − YTD free cash flow of $108 million, 87% of adjusted net income • Financial leverage reduced to approximately 3.5x on a proforma basis, and is now at top end of our targeted range of 2.0X to 3.5X

4 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2013 Earnings Webcast 7/25/2013 11.8% 7.7% (5.4%) (2.7%) Industrial End Market Core Sales Growth versus Prior Year • Q2 2013 − Down 2.7% versus prior year − Flat sequential − Conney Safety up 5% versus prior year • Sales declines driven by prior year industrial capital projects and delays in customer spending. • Channel inventory levels appear to be in balance with demand. • Bidding activity remains robust with notable customer trends including outsourcing and supplier consolidation. • Global Accounts and Integrated Supply opportunity pipeline increased to $2.5+ billion. Signed a multi-year integrated supply contract with a US based industrial company initially serving five locations. Implementation of the award should commence in Q3. Industrial 44% Industrial • Global Accounts • Integrated Supply •OEM •General Industrial 12% Note: Excludes acquisitions during the first year of ownership. Q1 2013 Q4 2012 Q2 2013 Q3 2012 Q2 2012 Q1 2012 2012 5.1% 0.8% 0.7%

5 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2013 Earnings Webcast 7/25/2013 Core Sales Growth versus Prior Year Construction •Non-Residential •Residential 31% 4.7% 3.8% (4.8%) Construction End Market • Q2 2013 − Down 6.6% versus prior year − Up 12.7% sequential • Core backlog down approximately 3.5% versus last year, and up approximately 5% from year end 2012. • U. S. non-residential construction market remains weak, but residential recovery is positive leading indicator. • Canadian economy and construction market moderated in second quarter, driven by late spring and flooding in western Canada. Secured a large electrical order for a mining project in Canada scheduled for delivery in 2014. Follow on opportunities are in the final bidding stages. Construction Note: Excludes acquisitions during the first year of ownership. 2012 0.9% Q1 2013 Q4 2012 Q2 2013 Q3 2012 Q2 2012 Q1 2012 (6.6%) (5.8%) 0.0%

6 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2013 Earnings Webcast 7/25/2013 Utility End Market Core Sales Growth versus Prior Year 14% Utility • Investor Owned •Public Power •Utility Contractors • Q2 2013 − Up 22.5% versus prior year − Up 6.1% sequential • Ninth consecutive quarter of year-over- year organic sales growth. • Implementation of 2012 and 2013 customer wins providing strong YOY growth. • Scope expansion with IOU, public power and generation customers also providing sales growth. • Strong interest for WESCO Integrated Supply across all utility customer groups. Awarded a large investor owned utility (IOU) integrated supply program covering a multi-state footprint. The contract will provide sourcing, procurement, inventory, and logistics services for the utility’s generation, transmission and distribution operations. Utility Note: Excludes acquisitions during the first year of ownership. 23.9% 11.7% 4.3% 6.9% 17.5% 22.5% Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 2012 10.9%

7 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2013 Earnings Webcast 7/25/2013 5.4% 14.3% 0.0% (3.3%) (8.5%) (4.3%) CIG End Market • Q2 2013 − Down 4.3% versus prior year − Up 1.7% sequential • Bidding activity remains active in CIG verticals. • Federal contracts continue but awards have slowed due to budget constraints and sequestration. • Government opportunity pipeline remains healthy at over $535 million. Awarded a data communications security products contract with a large US metropolitan transit authority. The security products will be installed in approximately 2,700 buses and trains. Government Core Sales Growth versus Prior Year CIG •Commercial • Institutional •Government 11% Note: Excludes acquisitions during the first year of ownership. 2012 3.8% Q1 2013 Q4 2012 Q2 2013 Q3 2012 Q2 2012 Q1 2012

8 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2013 Earnings Webcast 7/25/2013 Q2 2013 Results versus Outlook Q2 Outlook Q2 Actual Sales Growth of 13% to 16% (1)% to 2% excluding EECOL (3)% to flat organic Growth of 13.2% (0.5)% excluding EECOL (1.2)% organic Gross Margin At or above 20.9% 20.7% Operating Margin At or above 6.0% 5.8% Effective Tax Rate Approximately 26% to 28% 25.8%     

9 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2013 Earnings Webcast 7/25/2013 Q2 2012 Core Acquisitions Q2 2013 (0.12) 1.15 0.22 1.25 EPS Roadmap ($) (1)% organic (30) bps GM $3M SG&A reduction Share count growth EECOL ~0.19 Conney/Trydor ~0.03 +9%

10 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2013 Earnings Webcast 7/25/2013 102.9 108.0 YTD 2012 YTD 2013 Cash Generation 2011 2012 (Total Par Debt to TTM EBITDA) Leverage 2013 Free Cash Flow (1) ($ Millions) +38% 87% of adjusted net Income (1) 94% of adjusted net income (1) 1.5 2 2.5 3 3.5 4 4.5 5 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Target Leverage 2.0x – 3.5x 3.9X 3.5X (1) Reconciliation of these non-GAAP financial measures is included in the Appendix to this webcast presentation. Reported 4.7X Estimated Proforma < 4.0X

11 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2013 Earnings Webcast 7/25/2013 Outlook 2013 Outlook Q3 Full Year Sales Growth of 17% to 19%; 2% to 4% organic Growth of 14% to 16%; Approximately flat organic Gross Margin Approximately 20.8% Approximately 20.9% Operating Margin Approximately 6.2% Approximately 6.0% Effective Tax Rate Approximately 26% to 27% Approximately 26% to 27% Adjusted Earnings Per Diluted Share Approximately $5.15 to $5.35

12 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2013 Earnings Webcast 7/25/2013 Appendix

13 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2013 Earnings Webcast 7/25/2013 Adjusted Results YTD Q2 2012 YTD Q2 2013 Reported Results Non-recurring Favorable Item Adjusted Results Reported Results Non-recurring Favorable Item Adjusted Results Net Sales 3,278.7 - 3,278.7 3,702.0 - 3,702.0 Gross Profit 655.4 - 655.4 773.6 - 773.6 Gross margin 20.0% 20.0% 20.9% 20.9% SG&A 459.3 - 459.3 493.0 36.1 529.1 SG&A rate 14.0% 14.0% 13.3% 14.3% Operating profit 179.6 - 179.6 246.7 (36.1) 210.6 Operating margin 5.5% 5.5% 6.7% 5.7% Interest 20.4 3.2 23.6 43.7 - 43.7 Taxes 47.3 (1.2) 46.1 53.6 (10.6) 43.0 Effective tax rate 29.7% 29.6% 26.4% 25.8% Net income 111.9 (2.0) 109.9 149.4 (25.5) 123.9 Less: Net income attributable to non-controlling interest - - - 0.1 - 0.1 Net income attributable to WESCO International, Inc. 111.9 (2.0) 109.9 149.3 (25.5) 123.8 Average Diluted Shares Outstanding 51.2 51.2 52.4 52.4 Fully diluted EPS 2.18 2.15 2.85 2.36 Financial results throughout the presentation reference the adjusted results above.

14 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2013 Earnings Webcast 7/25/2013 WESCO Profile Q2 YTD 2013 44% 31% 14% 11% 40% 14% 16% 11% 10% 9% Controls & Motors Lighting & Controls General Supplies Data & Broadband Communications Wire, Cable & Conduit Distribution Equipment Note: Markets & Customers and Products & Services percentages reported on consolidated basis. 70% 25% 5% Geography ROW Canada U.S. Products & Services Markets & Customers Utility CIG Industrial Construction Investor Owned | Public Power Utility Contractors Commercial | Institutional | Government Global Accounts | Integrated Supply OEM | General Industrial Non-Residential | Residential Sales 1994 $1.5B at LBO 2003 $3.3B 2012 $6.6B …portfolio diversified and strengthened over last decade

15 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2013 Earnings Webcast 7/25/2013 Sales Growth Components 2011 2012 2013 Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year Q1 Q2 Organic Sales Growth (%) 16.5 12.7 11.3 13.2 13.4 9.8 8.2 1.4 (1.3) 4.4 (3.4) (1.2) Acquisitions (%) 7.0 7.4 6.9 6.2 6.8 2.6 2.2 4.0 4.3 3.3 16.0 14.6 FX (%) 1.1 1.0 1.1 0.0 0.8 (0.2) (0.7) (0.6) 0.5 (0.3) 0.0 (0.2) Consolidated Sales Growth (%) 24.6 21.1 19.3 19.4 21.0 12.2 9.7 4.8 3.5 7.4 12.6 13.2 Workdays 63 64 64 63 254 64 64 63 63 254 63 64 Organic Growth Impact (%) - - - (1.6) (0.4) 1.6 - (1.6) - - (1.6) - Day Adjusted Organic Growth (%) 16.5 12.7 11.3 14.8 13.8 8.2 8.2 3.0 (1.3) 4.4 (1.8) (1.2) Estimated Price Impact (%) 3.5 3.0 3.5 2.0 3.0 1.5 1.0 0.5 1.0 1.0 1.0 0.0

16 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2013 Earnings Webcast 7/25/2013 Outstanding at December 31, 2012 Outstanding at June 30, 2013 Debt Maturity Schedule AR Revolver (V) 445 471 2014 Inventory Revolver (V) 218 110 2016 Real Estate Mortgage (F) 26 - 2019 Term Loans (V) 850 834 2019 2029 Convertible Bonds (F) 345 345 2029 (No Put) Other (V) 35 37 N/A Total Par Debt 1,919 1,797 Capital Structure Key Financial Metrics YTD Q2 2012 YE 2012 YTD Q2 2013 Cash 72 86 105 Capital Expenditures 12 23 12 Free Cash Flow (1) 103 265 108 Liquidity (2) 642 299 429 ($ Millions) V = Variable Rate Debt 1 = Operating cash flow less capital expenditures F = Fixed Rate Debt 2 = Asset-backed credit facilities total availability plus invested cash

17 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2013 Earnings Webcast 7/25/2013 Notes: 1. Q2 2013 compared to prior year excludes Trydor, Conney and EECOL results. 2. The prior period end market amounts noted above may contain reclassifications to conform to current period presentation. Reconciliation of Non-GAAP Financial Measures ($ Millions) Unaudited Sales Full Year 2012 vs. 2011 Q2 2013 vs. Q2 2012 Q2 2013 vs. Q1 2013 Q2 Q2 Q2 Q1 2012 2011 % Growth 2013 2012 % Growth 2013 2013 % Growth Industrial Core 2,736 2,604 5.1% 705 724 (2.7) % 813 813 0.0% Construction Core 2,088 2,071 0.9% 519 556 (6.6) % 606 538 12.7% Utility Core 759 685 10.9% 227 186 22.5% 258 243 6.1% CIG Core 817 787 3.8% 204 213 (4.3) % 224 220 1.7% Total Core Gross Sales 6,400 6,147 4.1% 1,655 1,679 (1.4) % 1,901 1,814 4.8% Total Gross Sales from Acquisitions 201 - - 246 - - - - - Total Gross Sales 6,601 6,147 7.4% 1,901 1,679 13.2% 1,901 1,814 4.8% Gross Sales Reductions/Discounts (22) (21) - (7) (6) - (7) (6) - Total Net Sales 6,579 6,126 7.4% 1,894 1,673 13.2% 1,894 1,808 4.8%

18 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2013 Earnings Webcast 7/25/2013 Convertible Debt Non-Cash Interest Expense ($ Millions) Maturity Par Value of Debt Debt Discount Debt per Balance Sheet 2029 344.9 (172.2) 172.7 ($ Millions) 2011 2012 Q2 YTD 2013 Convertible Debt 2.5 2.3 2.2 Amortization of Deferred Financing Fees 4.4 2.6 2.4 FIN 48 1.9 (3.4) (0.2) Total 8.8 1.5 4.4 Convertible Debt and Non-Cash Interest as of June 30, 2013

19 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2013 Earnings Webcast 7/25/2013 Convertible Debt and SARs/Options EPS Dilution Weighted Average Quarterly Share Count Stock Price Incremental Shares from 2029 Convertible Debt (in millions)3 Incremental Shares from SARs/Option Awards (in millions) Total Diluted Share Count (in millions)4 $50.00 5.05 0.72 49.88 $60.00 6.20 0.83 51.14 $70.00 7.02 1.07 52.20 Q2 2013 Average $71.33 7.11 1.09 52.31 $80.00 7.64 1.23 52.98 $90.00 8.12 1.36 53.59 $100.00 8.50 1.48 54.09 2029 Convertible Debt Details Conversion Price $28.8656 Conversion Rate 34.6433 1 Underlying Shares 11,949,067 2 Footnotes: 2029 Convertible Debenture 1 1000/28.8656 2 $345 million/28.8656 3 (Underlying Shares x Avg. Quarterly. Stock Price) minus $345 million Avg. Quarterly Stock Price 4 Basic Share Count of 44.11 million shares

20 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2013 Earnings Webcast 7/25/2013 Work Days Q1 Q2 Q3 Q4 FY 2012 64 64 63 63 254 2013 63 64 64 63 254

21 The information contained herein is confidential in nature and considered proprietary to WESCO Distribution, Inc. It is intended for the exclusive use of the employees, contractors and agents of client companies. We request that no oral or written disclosure of such information be made without the prior written approval by WESCO Distribution, Inc. Q2 2013 Earnings Webcast 7/25/2013 Free Cash Flow Reconciliation Q2 2012 Q2 2013 Q2 YTD 2012 Q2 YTD 2013 Cash flow provided by operations 56.9 39.4 115.2 119.8 Less: Capital expenditures (7.8) (5.8) (12.3) (11.8) Free Cash Flow 49.1 33.6 102.9 108.0 Note: Free cash flow is provided by the Company as an additional liquidity measure. Capital expenditures are deducted from cash flow from operations to determine free cash flow. Free cash flow is available to provide a source of funds for the Company’s financing needs. ($ Millions)